UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 25, 2025
Date of Report (Date of earliest event reported)
Apple Inc.
(Exact name of Registrant as specified in its charter)

California (State or other jurisdiction of incorporation)
001-36743
(Commission
File Number)

One Apple Park Way
Cupertino, California 95014
(Address of principal executive offices) (Zip Code)

(408) 996-1010
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
94-2404110 (I.R.S. Employer Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	AAPL	The Nasdaq Stock Market LLC
0.000% Notes due 2025	—	The Nasdaq Stock Market LLC
0.875% Notes due 2025	—	The Nasdaq Stock Market LLC
1.625% Notes due 2026	—	The Nasdaq Stock Market LLC
2.000% Notes due 2027	—	The Nasdaq Stock Market LLC
1.375% Notes due 2029	—	The Nasdaq Stock Market LLC
3.050% Notes due 2029	—	The Nasdaq Stock Market LLC
0.500% Notes due 2031	—	The Nasdaq Stock Market LLC
3.600% Notes due 2042	—	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Apple Inc. (“Apple”) was held on February 25, 2025. At the Annual Meeting, Apple’s shareholders voted on the following seven proposals and cast their votes as described below.

1.	The individuals listed below were elected at the Annual Meeting to serve as directors of Apple until the next annual meeting of shareholders and until their successors are duly elected and qualified:

	For	Against	Abstained	Broker Non-Vote
Wanda Austin	9,072,076,816	40,131,307	29,197,385	3,038,264,304
Tim Cook	8,970,310,928	153,141,693	17,952,887	3,038,264,304
Alex Gorsky	8,946,626,018	165,324,875	29,454,615	3,038,264,304
Andrea Jung	8,546,796,776	565,487,160	29,121,572	3,038,264,304
Art Levinson	8,479,896,928	633,590,301	27,918,279	3,038,264,304
Monica Lozano	9,024,832,308	87,408,524	29,164,676	3,038,264,304
Ron Sugar	8,632,486,843	478,710,182	30,208,483	3,038,264,304
Sue Wagner	8,744,107,302	368,677,410	28,620,796	3,038,264,304

2.	A management proposal to ratify the appointment of Ernst & Young LLP as Apple’s independent registered public accounting firm for fiscal year 2025 was approved.

For	Against	Abstained
11,910,666,249	221,074,424	47,929,139

3.	An advisory resolution to approve executive compensation was approved.

For	Against	Abstained	Broker Non-Vote
8,397,138,183	691,312,529	52,954,796	3,038,264,304

4.	A shareholder proposal entitled “Report on Ethical AI Data Acquisition and Usage” was not approved.

For	Against	Abstained	Broker Non-Vote
1,041,899,819	7,963,197,675	136,308,014	3,038,264,304

5.	A shareholder proposal entitled “Report on Costs and Benefits of Child Sex Abuse Material-Identifying Software & User Privacy” was not approved.

For	Against	Abstained	Broker Non-Vote
802,117,145	8,198,486,901	140,801,462	3,038,264,304

6.	A shareholder proposal entitled “Request to Cease DEI Efforts” was not approved.

For	Against	Abstained	Broker Non-Vote
210,451,697	8,843,175,086	87,778,725	3,038,264,304

7.	A shareholder proposal entitled “Report on Charitable Giving” was not approved.

For	Against	Abstained	Broker Non-Vote
169,119,141	8,884,470,350	87,816,017	3,038,264,304

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 25, 2025	Apple Inc.

	By:	/s/ Katherine Adams
Katherine Adams
Senior Vice President,
General Counsel and Secretary